UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2007 (February 5, 2007)

BRONZE MARKETING, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51908	87-0578370
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No 8, Huaye Road, Dongbang Industrial Park
Changshu, China 215534
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (86) 512-52686688

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 5, 2007, Bronze Marketing, Inc. (the “Company”) issued a press release regarding our filing of a preliminary information statement on Schedule 14C, relating to our plan to amend our articles of incorporation to (i) change our name to Sutor Technology Group Limited, (ii) increase the number of our authorized shares of common stock from 100 million to 500 million and (iii) effect a 1-for-10 reverse split of our common stock. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of Bronze Marketing, Inc., dated February 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2007	BRONZE MARKETING, INC. By: /s/ Guoxiang Ni Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bronze Marketing, Inc., dated February 5, 2007.